2. REGULATORY FRAMEWORK	12 Months Ended
Dec. 31, 2018
Regulatory Framework
REGULATORY FRAMEWORK

2.1 Generation

2.1.1 Generation units

The Company’s revenues from the electric power generation activity come from: i) sales to the Spot market pursuant to the provisions applicable within the WEM administered by CAMMESA (SEE Resolution No. 19/2017); ii) sales contracts with large users within the MAT (Resolutions No. 1,281/2006 and No. 281/2017); and iii) supply agreements with CAMMESA (Resolutions No. 220/2007, 21/2016, 1.281/2006, 287/2017 and Renovar Programs). Furthermore, energy not committed under sales contracts with large users within the MAT and with CAMMESA will be remunerated at the Spot market.

The Company’s generating units are detailed below:

In operation:

Generator	Generating unit	Tecnology	Power	Applicable regime (2)

CTG	GUEMTG01	TG	101 MW	Energy Plus Res. No. 1,281/06 (1)
CTG	GUEMTV11	TV	≤100 MW	SE Resolutions No. 19/2017
CTG	GUEMTV12	TV	≤100 MW	SE Resolutions No. 19/2017
CTG	GUEMTV13	TV	>100 MW	SE Resolutions No. 19/2017
Piquirenda	PIQIDI 01-10	MG	30 MW	SE Resolution No. 220/2007 (1)
CPB	BBLATV29	TV	>100 MW	SE Resolutions No. 19/2017
CPB	BBLATV30	TV	>100 MW	SE Resolutions No. 19/2017
CT Ing. White	BBLMD01-06	MG	100 MW	SEE Resolution No. 21/2016 (1)
CTLL	LDLATG01	TG	>50 MW	SE Resolutions No. 19/2017
CTLL	LDLATG02	TG	>50 MW	SE Resolutions No. 19/2017
CTLL	LDLATG03	TG	>50 MW	SE Resolutions No. 19/2017
CTLL	LDLATG04	TG	105 MW	SEE Res. 220/2007 (75%), SEE Res. 19/2017 (25%)
CTLL	LDLATG05	TG	105 MW	SEE Resolution No. 21/2016 (1)
CTLL	LDLATV01	TV	180 MW	SE Resolution No. 220/2007 (1)
CTGEBA	GEBATG01/TG02/TV01	CC	>150 MW	SE Resolutions No. 19/2017
CTGEBA	GEBATG03	TG	164 MW	Energy Plus Res. No. 1,281/06
HIDISA	AGUA DEL TORO	HI	HI – Media 120<P≤300	SE Resolutions No. 19/2017
HIDISA	EL TIGRE	HI	Renewable ≤ 50	SE Resolutions No. 19/2017
HIDISA	LOS REYUNOS	HI	HI – Media 120<P≤300	SE Resolutions No. 19/2017
HINISA	NIHUIL I	HI	HI – Small 50<P≤120	SE Resolutions No. 19/2017
HINISA	NIHUIL II	HI	HI – Small 50<P≤120	SE Resolutions No. 19/2017
HINISA	NIHUIL III	HI	HI – Small 50<P≤120	SE Resolutions No. 19/2017
HPPL	PPL1HI	HI	HI – Media 120<P≤300	SE Resolutions No. 19/2017
HPPL	PPL2HI	HI	HI – Media 120<P≤300	SE Resolutions No. 19/2017
HPPL	PPL3HI	HI	HI – Media 120<P≤300	SE Resolutions No. 19/2017
Ecoenergía	CERITV01	TV	15 MW	Energy Plus Res. No. 1,281/06 (1)
CT Parque Pilar	PILBD01-06	MG	100 MW	SEE Resolution No. 21/2016 (1)
P.E. M. Cebreiro	CORTEO01	Wind	100 MW	Renovar (1)

(1) Uncommitted power and energy is remunerated according to Resolution No. 19/2017.
(2) Resolution No. 19/2017 became effective as from February 2017. During January 2017, power and energy was remunerated according to Resolution No. 22/16.

In construction:
Generator	Generating unit	Tecnology	Applicable regime

CTLL	MG	15 MW	SE Resolutions No. 19/2017
CTGEBA	CC	383 MW	Resolución No. 287/2017
PEPE II	Wind	53 MW	MAT Renovable Res. 281/2017
PEPE III	Wind	53 MW	MAT Renovable Res. 281/2017

2.1.2 Generation remuneration schemes

2.1.2.1 SEE Resolution No. 19/2017 (remunerative scheme for Old Capacity)

On February 2, 2017, the SEE issued Resolution No. 19/2017, which supersedes the remuneration scheme set forth by Resolution No. 22/2016 and establishes guidelines for the remuneration to generation plants as from the commercial transaction corresponding to February 1, 2017.

The Resolution provides for remunerative items based on technology and scale, establishing U$S-denominated prices payable in pesos by applying BCRA’s exchange rate effective on the last business day of the month of the applicable economic transaction, adjusted through credit or debit notes, as appropriate, to consider the BCRA’s exchange rate of the day before the expiration date, in accordance with CAMMESA’s procedures.

2.1.2.1.1 Remuneration for Available Power Capacity

Thermal Power Generators

The Resolution provides for a minimum remuneration for power capacity based on technology and scale and allows generating, co-generating and self-generating agents owning conventional thermal power stations to offer Guaranteed Availability Commitments for the energy and power capacity generated by their units not committed under the Energy Plus modality or under the WEM’s supply agreement pursuant to Resolution No. 220/07.

Availability Commitments for each unit should be declared for a term of three years, together with information for the Summer Seasonal Programming, with the possibility to offer different availability values for the summer and winter six-month periods.

Finally, generators will enter into a Guaranteed Availability Commitment Agreement with CAMMESA, which in turn may assigned by CAMMESA to the demand as defined by the SE. The committed thermal generators’ remuneration for power capacity will be proportional to their compliance.

The Minimum Remuneration applies to generators with no availability commitments, with prices ranging from U$S3,050 to U$S5,700/MW-month, depending on the technology and scale.

The Base Remuneration applies to generators with availability commitments, with a price of U$S 6,000/MW-month during the May-October 2017 period, and U$S 7,000/MW-month as from November 2017.

The Additional Remuneration is a remuneration for the additional available power capacity aiming to encourage availability commitments for the periods with a higher system demand. CAMMESA will define a monthly thermal generation goal for the set of qualified generators on a bi-monthly basis, and will call for additional power capacity availability offers with prices not exceeding the additional price. The additional price amounts to U$S 1,000/MW-month between May and October, 2017, and to U$S2,000/MW-month as from November 2017.

Hydroelectric Generators

In the case of hydroelectric power plants, a base remuneration and an additional remuneration for power capacity were established.

Power capacity availability is determined independently of the reservoir level, the contributions made, or the expenses incurred. Furthermore, in the case of pumping hydroelectric power plants, the following is considered to calculate availability: i) the operation as turbine at all hours within the period, and ii) the availability as pump at off-peak hours every day and on non-business days.

The base remuneration is determined by the actual power capacity plus that under programmed and/or agreed maintenance, with prices ranging from U$S2,000 to U$S8,000/MW-month, depending on the scale and type of power plant.

In case of hydroelectric power plants maintaining control structures on river courses and not having an associated power plant, a 1.20 factor will be applied to the plant at the headwaters.

The additional remuneration applies to power plants of any scale for their actual availability and based on the applicable period, with prices ranging from U$S0 to U$S500/MW-month between May and October 2017, and U$S500 or U$S1,000/MW-month as from November 2017 for pumping or conventional hydroelectric power plants, respectively.

As from November 2017, the allocation and collection of 50% of the additional remuneration will be conditional upon the generator taking out insurance, to CAMMESA’s satisfaction, to cover for major incidents on critical equipment, and the progressive updating of the plant’s control systems pursuant to an investment plan to be submitted based on criteria to be defined by the SEE.

Other technologies: wind power

The remuneration is made up of a base price of U$S7.5/MWh and an additional price of U$S17.5/MWh, which are associated with the availability of the installed equipment with an operating permanence longer than 12 months as from the beginning of the summer seasonal programming.

2.1.2.1.2 Remuneration for Generated and Operated Energy

The remuneration for Generated Energy is applied on the real generation, with prices ranging between U$S5 and U$S10/MWh, depending on the technology, scale and type of fuel.

The remuneration for Operated Energy applies to the integration of hourly power capacities for the period, and is valued at U$S2.0/MWh for any type of fuel.

In the case of hydroelectric plants, prices for Generated and Operated Energy are remunerated from U$S1.4 to U$S3.5/MWh, depending on the technology and scale.

2.1.2.1.3 Additional Remuneration for Efficiency

The “Efficiency” incentive consists of the acknowledgment of an additional remuneration equivalent to the remuneration for the generated energy by the percentage difference between the actual consumption and the reference consumption determined for each unit and fuel type. This comparison will be made on a quarterly basis. In the case of higher consumptions, the general remuneration will not be affected.

2.1.2.1.4 Additional Remuneration for Low-Use Thermal Generators

The Resolution provides for an additional remuneration for low-use thermal generators having frequent startups based on the monthly generated energy for a price of U$S2.6/MWh multiplied by the usage/startup factor.

The usage factor is based on the Rated Power Use Factor recorded during the last rolling year, which will have a 0.5 value for thermal units with a usage factor lower than 30% and a 1.0 value for units with a usage factor lower than 15%. In all other cases, the factor will equal 0.

The startup factor is established based on startups recorded during the last rolling year for issues associated with the economic dispatch made by CAMMESA. It will have a 0.0 value for units with up to 74 startups, a 0.1 value for units recording between 75 and 149 startups, and a 0.2 value for units recording more than 150 startups. In all other cases, the factor will equal 0.

2.1.2.1.5 Repayment of Overhauls Financing

The Resolution provides that, as regards the repayment of outstanding loans applicable to thermal and hydroelectric generators, credits already accrued and/or committed to the cancellation of such maintenance works will be applied first. The balance will be repaid by discounting U$S1/MWh for the energy generated until the total cancellation of the financing.

2.1.3 Energy Plus - Resolution SE No. 1,281/2006

With the purpose of encouraging new generation works, in 2006 the SE approved Resolution No. 1,281/2006 establishing a specific regime which would allow newly installed generation sold to a certain category of Large Users to be remunerated at higher prices.

To such effect, it established certain restrictions on the sale of electricity and implemented the Energy Plus service, which consists of the offer of additional generation availability by the generating agents. These measures imply that:

-	Generating, co-generating and self-generating agents which, as of the date of issuance of SE Resolution No. 1,281/06, are neither WEM agents nor have facilities or an interconnection with the WEM, will qualify;
-	These plants should have fuel supply and transportation facilities;
-	The energy used by GU300 in excess of the Base Demand (energy consumption for 2005 year) qualifies for Energy Plus agreements within the MAT at a price negotiated between the parties; and
-	For new GU300 entering the system, their Base Demand will equal zero.

Under this regime, the Company —through its power plants Güemes, EcoEnergía and Genelba— sells its energy and power capacity for a maximum amount of 280 MW.

If a generator cannot meet the power demand by an Energy Plus customer, it should purchase that power in the market at the operated marginal cost. Furthermore, SE Note No. 567/07, as amended, provided that GU300 not purchasing their Surplus Demand within the MAT should pay the Surplus Demand Incremental Average Charge (CMIEE), and that the difference between the actual cost and the CMIEE would be accumulated in an individual account on a monthly basis for each GU300 within CAMMESA's scope.

Pursuant to SE Note No. 111/16, until May 2018, the CMIEE was $ 650/MWh for GUMA and GUME and $ 0/MWh for GUDI. As from June 2018, pursuant to SE Note No. 28663845/18, the CMIEE became the greater of $1,200/MWh or the temporary dispatch surcharge. Additionally, it was provided that, until further instructed, movements in the individual account of each GU300 would temporarily not be recorded.

Energy Plus contract values are mainly denominated in U.S. dollars; therefore, when expressed in pesos, they are exposed to the nominal exchange rate. Due to the decrease in surplus demand as a consequence of the decrease in economic activity, there are GU300 that decide not to make Energy Plus contracts, and generators have to sell their energy at the spot market, thus reducing their profitability.The Company has Power Availability agreements in force with other generators, whereby it can purchase power from other generators to support its contracts in case of unavailability.

In turn, the Company also acts as a selling party supporting other Energy Plus generators in case their equipment is unavailable. These agreements are ranked with a lower priority than Energy Plus contracts and relate to surplus energy (energy committed to the Energy Plus contracts but not demanded by clients).

2.1.4 SE WEM Supply Agreements – Resolution No. 220/2007 (“Agreement Res.220”)

Aiming to encourage new investments to increase the generation offer, the SE passed Resolution No. 220/2007, which empowers CAMMESA to enter into Agreement with WEM Generating Agents for the energy produced with new equipment. These will be long-term agreements and the price payable by CAMMESA should compensate the investments made by the agent at a rate of return to be accepted by the SE.

Under this regulation, the Company, through its thermal power plants Loma de La Lata and Piquirenda, has executed Agreement Res.220 to sell energy and power capacity for a total amount of 289 MW.

2.1.5 SEE Resolution No. 21/2016

As a result of the state of emergency in the national electricity sector, the SEE issued Resolution No. 21/2016 calling for parties interested in offering new thermal power generation capacity with the commitment to making it available through the WEM for the 2016/2017 summer; 2017 winter, and 2017/2018 summer periods.

Successful bidders will enter into a wholesale power purchase agreement with CAMMESA for a term of 10 years. The remuneration will be made up of the available power capacity price plus the variable non-fuel cost for the delivered energy and the fuel cost (if offered), less penalties and fuel surpluses. Power capacity surpluses are remunerated pursuant to SEE Resolution No. 19/2017.

For further information on the projects conducted under this resolution, see Note 16.

2.1.6 SEE Resolution No. 287/2017

On May 10, 2017 the SEE issued Resolution No. 287/17 launching a call for tenders for co-generation projects and the closing to CC over existing equipment. The projects should have low specific consumption (lower than 1,680 kcal/kWh with natural gas and 1,820 kcal/kWh with alternative liquid fuels), and the new capacity should not exceed the existing electric power transmission capacity; otherwise, the cost of the necessary extensions will be borne by the bidder.

Awarded projects will be remunerated under a wholesale power purchase agreement which will be effective for a term of 15 years. The remuneration will be made up of the available power capacity price plus the variable non-fuel cost for the delivered energy and the fuel cost (if offered), less penalties and fuel surpluses. Power capacity surpluses are remunerated pursuant to SEE Resolution No. 19/2017.

For further information on the projects conducted under this resolution, see Note 16.

Renovar Programs

In order to meet the objectives, set by Law No. 26,190 and Law No. 27.191 promoting the use of renewable sources of energy, the MEyM called for open rounds for the hiring of electric power from renewable sources (RenovAr Programs, Rounds 1, 1.5 and 2) within the WEM. These calls aimed to assign power capacity contracts from different technologies (wind and solar energy, biomass, biogas and small hydraulic developments with a capacity of up to 50 MW).

Successful bidders will enter into renewable electric power supply agreements for the sale of a committed annual electric power block for a term of 20 years.

Additionally, several measures have been established to promote the construction of projects for the generation of energy from renewable sources, including tax benefits (advance VAT reimbursement, accelerated depreciation of the income tax, import duty exemptions, etc.) and the creation of a fund for the development of renewable energies destined, among other objectives, to the granting of loans and capital contributions for the financing of such projects.

For further information on the projects conducted under this resolution, see Note 16.

Renewable Energy Term Market (“Renewable MAT” Regimen)

Through Resolution No. 281/2017, the MEyM regulated the Renewable MAT system with the purpose of setting the conditions for large users within the WEM and WEM distributing agents’ large users comprised within Section 9 of Law No. 27,191 to meet their demand supply obligation from renewable sources through the individual purchase within the MAT of electric power from renewable sources, or self-generation from renewable sources.

Furthermore, this resolution regulates the conditions applicable to projects for the generation, self-generation and co-generation of electric power from renewable sources. Specifically, the Registry of Renewable Electric Power Generation Projects (“RENPER”) was created for the registration of such projects.

Projects destined to the supply of electric power from renewable sources under the Renewable MAT regime may be covered by other remuneration mechanisms, such as the agreements under the Renovar rounds. Surplus energy will be sold in the Spot Market and remunerated pursuant to SEE Res. No. 19/2017.

Finally, contracts executed under the Renewable MAT regime will be administered and managed in accordance with the WEM procedures. The contractual terms, life, allocation priorities, prices and other conditions, notwithstanding the maximum price set forth in Section 9 of Law No. 27,191, may be freely agreed between the parties, although the committed electricity volumes will be limited by the electric power from renewable sources produced by the generator or supplied by other generators or suppliers with which it has purchase agreements in place.

For further information on the projects conducted under this resolution, see Note 16.

2.1.7 Transmission costs payable by Generators

On November 28, 2017, SEE Resolution No. 1,085/17 approved a new cost distribution methodology that represents the transmission service’s remuneration within the WEM.

In this regard, the SEE amended the original regulation of the WEM transmission system, which provided that transmission service costs would be allocated to the Demand and electric power Generation, and resolved that generators should stop paying costs associated with transmission, and start paying a charge representing operating and maintenance costs for connection and transformation equipment linking with the high-voltage transmission system as from December 1, 2017. This amendment implied a cost reduction for the Company.

2.1.8 Fuel Self-Supply for Thermal Power Plants

On July, 31, 2018, MINEM Resolution No. 46/18 instructed the SGE to take the necessary actions so that CAMMESA may implement the competitive mechanisms necessary to guarantee the availability of the gas volumes required for the generation of electricity.

It also set maximum prices at the Transportation System Entry Point (PIST) for natural gas, based on the source basin, applicable for the valuation of natural gas volumes destined to the generation of electricity to be sold in the WEM and setting a weighted average of U$S 4.20/MBTU (U$S 4.42/MBTU for the neuquina basin).

Furthermore, MEGSA Circular Letter No. 254/18 established an online auction mechanism so that CAMMESA may acquire natural gas for supply to thermal power plants during the September-December 2018 period. The auction was only made for interruptible volumes.

Later, SGE Resolution No. 70/2018, published in the BO on November 6, 2018, empowered generating, co-generating and self-generating agents within the WEM to acquire fuels, without distinction, required for own generation. This resolution supersedes Section 8 of Resolution No. 95/2013 of the former ES, which provided that the supply of fuels for electric power generation would be centralized in CAMMESA (with the exception of the generation covered by the Energy Plus regime).

The cost of generation with own fuels will be valued according to the mechanisms for the recognition of CVPs recognized by CAMMESA.

Furthermore, the self-supply capacity will not affect commitments undertaken by generators under WEM supply agreements executed with CAMMESA, and CAMMESA will remain in charge of the commercial management and the dispatch of fuel for generators which do not or cannot make use of such capacity.

Therefore, beginning on the second half of November 2018, generators were authorized to declare their variable production costs including fuel costs so that they may be recognized by CAMMESA. This declaration, which was originally limited to units remunerated under SEE Resolution No. 19/17, was later extended to equipment remunerated under a specific agreement.

In the seasonal programming conducted on November 12, 2018, the Company has opted to make use of this self-supply capacity and has destined a significant part of its natural gas production as an input to its thermal units’ dispatch.

Finally, on February 8, 2019 the SGE instructed CAMMESA, to apply as from February 18, 2019, for the definition of maximum CVPs to be recognized in each two-week period, the weighted average price of natural gas per basin which would have resulted if the total domestic natural gas production necessary for the supply foreseen by the electricity sector had been acquired under contracts entered into under the last auction conducted by CAMMESA in the MEGSA.

2.2	Transmission

2.2.1 Tariff situation

During 2018, as established in the RTI, the ENRE applied the biannual tariff update mechanism, according to the corresponding formula, which depends on the Wholesale Price, Consumer Price and Salaries indexes, as long as the compliance of the Trigger Clause is verified.

Regarding Transener, on February 19, 2018, the ENRE issued Resolution No. 37/18, which was rectified on April 5, 2018 by ENRE Resolution No. 99/18. This resolution adjusted Transener´s remuneration by 24.15% for the December 2016 to December 2017 period, to be applied to the remuneration scheme as from February 2018. Subsequently, on November 16, 2018, the ENRE issued Resolution No. 280/18, which adjusted Transener's compensation by 42.55% for the December 2016 to June 2018 period, to be applied to the remuneration scheme as from August 2018.

Regarding Transba, on February 19, 2018, the ENRE issued Resolution No. 38/18, which was rectified on April 5, 2018 by ENRE Resolution No. 100/18. This resolution adjusted Transba´s remuneration by 23.39% for the December 2016 to December 2017 period, to be applied to the remuneration scheme as form February 2018. Subsequently, on November 16, 2018, the ENRE issued Resolution No. 281/18, which adjusted Transba´s remuneration by 43.25% for the December 2016 to June 2018 period, to be applied to the remuneration scheme as from August 2018.

On the other hand, on July 3, 2018, the ENRE informed the beginning of the procedure to determine the remuneration of the Independent Carriers in exploitation stage: TIBA (Transba), Fourth Line (Transener), YACYLEC and LITSA. In this regard, on October 8, 2018, costs, investments and aimed tariff corresponding to Fourth Line and TIBA were presented to the ENRE.

2.3	Energy distribution

2.3.1 General

Edenor Concession was granted in 1992 for a 95-year term, which may be extended for an additional maximum period of 10 years. The ENRE is empowered to control the quality levels of the technical product and service, the commercial service and the compliance with public safety regulations, as provided for in the Concession Agreement. If the Distribution Company fails to comply with the obligations assumed, the ENRE may apply the penalties stipulated in the aforementioned Agreement.

2.3.2 Electricity rate situation

On January 31, 2017, the ENRE issued Resolution No. 63/17, pursuant to which it determined the definitive Electricity Rate Schedules, the review of costs, the required quality levels, and all the other rights and obligations that are to be applied and complied with by Edenor as from February 1, 2017. Furthermore, it limited the increase in the VAD resulting from the RTI process and applicable as from February 1, 2017, to a maximum of 42% vis-á-vis the VAD in effect at the date of issuance of the aforementioned resolution, with the remaining value of the new VAD being applied in two stages, the first of them in November 2017 and the second and last one in February 2018.

Furthermore, on November 30, 2017, by means of Resolution No. 603/17, the ENRE approved the CPD values, applicable as from December 1, 2017, and retroactively to consumption recorded in the months of August through November 2017. That amount totaled $ 753.9 million and was billed in two installments, December 2017 and January 2018. Additionally, the Electricity Rate Schedule’s values, applicable as from December 1, 2017, were approved.

On January 31, 2018, the ENRE issued Resolution No. 33/18, whereby it approves the CPD values relating to the July 2017-December 2017 period, which were in the order of 11.99%, the values of the 48 monthly installment to be applied in accordance with the provisions of ENRE Resolution No. 329/17 which were deferred in the year 2017, and the electricity rate schedule to be applied to consumption recorded as from February 1, 2018. Additionally, it is informed that the average electricity rate value amounts to $2.4627/kwh.

Furthermore, on July 31, 2018, the ENRE issued Resolution No. 208/18, whereby it approves, as from August 1, 2018, the CPD relating to the January-June 2018 period, to be applied 7.93% as of August 1, 2018, and 6.51% in six (6) consecutive monthly installments as of February 1, 2019. The CPD amounted to 15.85%. Moreover, the above-mentioned resolution sets the system of caps for the social tariff as well as the values that the Company shall apply to determine and credit discount amounts onto the power bills of the consumers affected by deficiencies in the quality of the technical product and/or the quality of the technical and commercial service as from the first control day of the September 2018-February 2019 six-month period. Additionally, it is informed that the average electricity rate value amounts to $2.9871/kWh.

Finally, according to section 4 of SE Resolution No. 366/18, passed on December 27, 2018, SE Resolution 1,091/17 was repealed, thus eliminating the energy-savings discount for the residential tariff charged to customers framed or not under the social tariff as from January 1, 2019. With regard to the social tariff discounts, they will be assumed by the Governments of the Province of Buenos Aires and the City of Buenos Aires in accordance with the provisions of the 2019 Federal Budget Law.

2.3.3 Framework Agreement

On January 10, 1994, Edenor, together with Edesur S.A., the Federal Government and the Government of the Province of Buenos Aires entered into the so-called Framework Agreement, whose purpose was to establish the guidelines under which the Company was to supply electricity to low-income areas and shantytowns. In October 2003, the so-called New Framework Agreement was signed with the aim of setting the bases and general guidelines based on which the Federal and the Provincial Governments’ economic contribution for the electricity supplied by the two Distribution Companies to the different shantytowns would take place and be coordinated. After successive extensions of the agreement’s term, the latest extension was in effect until September 30, 2017.

At the date of these financial statements, Edenor is negotiating with the Federal Government the signing of a new extension for the period elapsed from October 1, 2017 through December 31, 2018, and the payment of the electricity supplied during such period; therefore, no revenue for this concept has been recognized.

Additionally, and as a consequence of the transfer of jurisdiction over the public service of electricity distribution from the Federal Government to the Province of Buenos Aires and to the City of Buenos Aires provided for by Law 27,467, Edenor will be required, when the transfer takes place, to undertake a review, with the new Grantors of the Concession, of the treatment to be given to low-income areas and shantytowns’ consumption of electricity as from January 1, 2019. In this framework, the Government of the Province of Buenos Aires enacted Law No. 15,078 on General Budget, which establishes that the aforementioned consumption shall be borne by the referred to province’s Municipalities and approved by the regulatory entities or local authorities having jurisdiction in each area.

2.3.4 Penalties

As of December 31, 2018 and 2017, Edenor has recognized in its financial statements the penalties accrued, whether imposed or not yet issued by the ENRE, relating to the control periods elapsed as of those dates.

Furthermore, ENRE Resolution No. 63/17, Note 2.c) has set out the control procedures, the service quality assessment methodologies, and the penalty system, applicable as from February 1, 2017, for the 2017 – 2021 period.

Additionally, by means of Note No. 125,248 dated March 29, 2017, the ENRE sets the new penalty determination and adjustment mechanisms in relation to the control procedures, the service quality assessment methodologies, and the penalty system applicable as from February 1, 2017 for the 2017 – 2021 period set by ENRE Resolution No. 63/17, providing for the following:

i)       Penalty values shall be determined on the basis of the kWh value, the average electricity rate, the cost of energy not supplied or other economic parameter at the value in effect at the first day of the control period or the value in effect at the date of the penalizable event for penalties arising from specific events.

ii)       For all the events that occurred during the transition period (the period between the signing of the Adjustment Agreement and the effective date of the RTI) for which a penalty has not been imposed, penalties shall be adjusted by the IPC used by the BCRA to produce the ITCRM for the month prior to the end of the control period or that for the month prior to the date of occurrence of the penalizable event for penalties arising from specific events, until the date on which the penalty is imposed. This mechanism is also applicable to the concepts penalized after April 15, 2016 (ENRE Note No. 120,151) and until the effective date of the RTI. This adjustment will be part of the penalty principal amount.

iii)       Unpaid penalties will accrue interest at the BNA lending rate for thirty-day discount transactions from the date of the resolution to the date of actual payment, as interest on late payment. In the case of penalties relating to Customer service, the calculated amount shall be increased by 50%.

iv)       Penalties subsequent to February 1, 2017 will be valued at the Kwh value or the cost of energy not supplied of the first day of the control period or of the day on which the penalty is imposed for penalties arising from specific events. Those concepts will not be adjusted by the IPC, applying the interest on late payment established in iii) above. Moreover, an additional fine equivalent to twice the amount of the penalty will be determined if payment is not made in due time and proper form.

In the ENRE’s opinion many of the penalties imposed in kWh must be valued at the date of occurrence of the penalizable event; these modifications have been quantified and recognized as of December 31, 2018.

In accordance with the provisions of Sub-Appendix XVI to ENRE Resolution No. 63/17, Edenor is required to submit in a term of 60 calendar days the calculation of global indicators, interruptions for which force majeure had been alleged, the calculation of individual indicators, and will determine the related discounts, crediting the amounts thereof within 10 business days. In turn, the ENRE will examine the information submitted by Edenor, and in the event that the crediting of such discounts were not verified will impose a fine, payable to the Federal Government, equivalent to twice the value that should have been recorded. At the date of these financial statements, Edenor has complied with the provisions of the aforementioned Resolution in relation to the six-month period ended August 31, 2018.

Furthermore, in different resolutions concerning penalties relating to the Quality of the Commercial and Technical Service, the Regulatory Entity has provided for the application of increases and adjustments, applying for such purpose a criterion different from the one applied by the Company. In this regard, the ENRE implemented an automatic penalty mechanism in order that the discounts on account of deviations from the established limits may be credited to customers within a term of 60 days as from the end of the six-month control period.

In fiscal year 2018, the ENRE regulated and/or issued new penalty procedures:

-	ENRE Resolution No. 118/18: It regulated the Compensation for extraordinary service provision interruptions.
-	ENRE Resolution No. 170/18: It regulated the Penalty System for Deviations from the Investment Plan, a procedure whereby real investments are assessed by comparison with the annual investment plan submitted by Edenor, and the investment plan carried out for the 5-year rate period is assessed as against the Five-year period plan proposed in the RTI.
-	ENRE Resolution No. 198/18: New Supplementary Penalty System of Technical Service Quality, which penalizes deviations ºfrom quality parameters at feeder level.
-	ENRE Resolution N° 91/18: Through the filing of charges, the ENRE informs Edenor about the penalty system to be applied for failure to comply with meter-reading and billing time periods.

The effects of these resolutions were quantified by Edenor and recognized as of December 31, 2018.

2.3.5 Law on electricity dependent patients

On May 17, 2017, Law No. 27,351 was passed, which guarantees the permanent and free of charge supply of electricity to those individuals who qualify as dependent on power for reasons of health and require medical equipment necessary to avoid risks in their lives or health. The law states that the account holder of the service or someone who lives with him/her (a cohabitant) that is registered as “Electricity dependent for reasons of health” will be exempt from the payment of any and all connection fees and will benefit from a special free of charge tariff treatment in the electric power supply service under national jurisdiction, which consists in the recognition of the entire amount of the power bill.

According to Executive Order No. 740 of the PEN, dated September 20, 2017, the MINEM will be the Authority of Application of Law No. 27,351, whereas the Ministry of Health will be responsible for determining the conditions necessary to be met for registration with the “Registry of Electricity Dependent for Reasons of Health” and will issue the clarifying and supplementary regulations for the application thereof.

On September 25, 2017, the National Ministry of Health issued Resolution No. 1,538-E/17, which creates the Registry of Electricity Dependent for Reasons of Health (RECS), within the orbit of the National Ministry of Health, operating under the authority of the Undersecretariat for the Management of Health Care Services.

At the date of issuance of these financial statements no further regulations have been issued concerning the Resolution mentioned in the preceding paragraph.

2.3.6 Change of Jurisdiction

By Law No. 27467, 2019 Federal budget of expenditures and resources, the Executive Power is instructed to promote such actions that may be necessary in order for electricity distribution companies Edenor and Edesur S.A. to become subject to the jurisdiction of the Province of Buenos Aires and the City of Buenos Aires as from January 1, 2019.

Upon completion of the aforementioned process, the ENRE will continue to exercise its functions and powers over all those issues that are unrelated to the public service of electricity distribution.

In this regard, on February 28, 2019, the Federal Government, the Province of Buenos Aires and the City of Buenos Aires entered into an agreement for the transfer of the public service of electricity distribution, duly awarded to Edenor under a concession by the Federal Government, to the jurisdiction of the Province of Buenos Aires and the City of Buenos Aires. It is worth pointing out that Edenor has not been a party to such agreement, and, at the date of issuance of these financial statements is analyzing the scope and effects therefrom.

2.4.	Oil and gas

2.4.1 Argentine Hydrocarbons Law

On October 29, 2014, the National Congress enacted Law No. 27,007 amending Hydrocarbons Law No. 17,319 (enacted in 1967), which empowers the Government to grant exploration permits and concessions to the private sector, and:

a)	Sets the terms for exploration permits, exploitation concessions and transportation concessions, making a distinction between conventional and unconventional reservoirs in the continental shelf and the territorial sea.
b)	Establishes a 12% percentage payable as royalties by the exploitation concessionaire to the grantor on the proceeds derived from liquid hydrocarbons extracted at wellhead and the production of natural gas. In the case of extension, additional royalties for up to 3% over the applicable royalties at the time of the first extension, up to a total of 18%, will be paid for the following extensions.
c)	Provides for two types of non-binding commitments between the National Government and the Provinces aiming to establish a uniform environmental legislation and to adopt a uniform tax treatment to encourage hydrocarbon activities.
d)	Restricts the National Government and the Provinces from reserving new areas in the future in favor of public or mixed companies or entities, irrespective of their legal form.

Furthermore, Abbreviated Hydrocarbons Law No. 26,197, enacted in 2007, granted the Argentine provinces title to the crude oil and gas reserves located in their territories, and provinces were empowered to grant concessions and permits to private companies.

Additionally, pursuant to Decree No. 1,277/12 (as amended by Decree No. 272/15), duties are vested in the MEyM, with which hydrocarbon companies should be registered, and the Hydrocarbons Investment Plan’s Strategic Planning and Coordination Commission, whose primary role is to implement the National Plan for Hydrocarbon Investments, under which the companies should timely file with the Commission any required technical, quantitative and/or economic information necessary to evaluate the performance of the sector. The Companies should also submit an Annual Investment Plan consistent with the National Plan for Hydrocarbon Investments. This Executive Order also authorizes the MEyM to publish reference prices for each cost and expense component, as well as fuel reference prices, which are intended to cover production costs attributable to the activity and, in turn, achieve a reasonable profit margin. The MEyM may apply different types of penalties in case of breach.

2.4.2 Gas Market

2.4.2.1 Programs Encouraging an Increase in Domestic Natural Gas Production

2.4.2.1.1 Gas Plan I

On February 14, 2013, Res. No. 1/13 was published in the BO. This resolution creates the Gas Plan I Program, which aims to evaluate and approve projects furthering the national self-supply of hydrocarbons through a gas productio into the domestic market, as well as to generate higher levels of activity, investment and employment in this sector. Gas Plan I was regulated by Resolution No. 3/13 issued by the National Plan for Hydrocarbon Investments’ Strategic Planning and Coordination Committee, (the “Committee”) and published in the BO on April 26, 2013.

Gas Plan I provides that the National Government undertakes to pay a monthly compensation resulting from: (i) the difference between the Surplus Injection price (U$S7.5/MMBTU) and the price actually collected from the sale of the Surplus Injection, plus; (ii) the difference between the Base Price and the price actually collected from the sale of the Adjusted Base Injection. These projects will be in force for a maximum term of 5 years, with the possibility for renewal.

On August 7, 2013, pursuant to Res. No. 27/13, the Committee approved a project for an increase in the total natural gas injection submitted by former subsidiary PEPASA, with retroactive effects to March 1, 2013.

2.4.2.1.2 Gas Plan II

In November 2013, the Committee issued Res. No. 60/13 creating Gas Plan II. Such program was directed to companies without previous production or with a maximum injection limit of 3.5 MMm3/d and included price incentives in the case of production increases, as well as penalties involving LNG imports in case of non-compliance with committed volumes. Res. No. 60/13 (as amended by ES Resolution N° 22/14 y N° 139/14), established a price ranging from U$S4/MMBTU to U$S7.5/MMBTU, based on the highest production curve attained.

On March 6, 2014 and January 30, 2015, former subsidiaries PELSA and Petrobras were registered with this program pursuant to Res. No. 20/14 and 13/15, respectively, of the Secretariat of Economic Policies and Development Planning of the Ministry of Economy and Public Finances.

It should be pointed out that the collection of the compensation for both programs depends on the payment capacity of the Argentine Government, which has incurred a delay in the cancellation of credit claims.

On April 3, 2018, MINEM Resolution No. 97/18 was published, which approves the procedure for the cancellation of compensations pending settlement and/or the payment for the year 2017 under the above-mentioned gas injection encouragement programs. Beneficiary companies opting for the application of the procedure should state their decision to adhere to adhere within a term of twenty (20) business days, waiving all present or future administrative and/or judicial actions, remedies, rights or claims regarding the payment of obligations arising from the programs. The cancellation procedure established in the Resolution provides that the amounts will be payable in thirty equal and consecutive installments as from January 1, 2019.

The Company has decided to adhere to the payment procedure established in MINEM Resolution No. 97/18, and the estimated compensation amount for the Group provided for by said resolution amounts to U$S148 million (see Note 12.2).

On February 21, 2019, SGE Resolution No. 54/19 was published, which modifies the procedure for the cancellation of compensations pending settlement and/or the payment for the year 2017 (MINEM Resolution No. 97/18), the main modification being that cancellations would be instrumented through the delivery of public debt bonds.

2.4.2.1.3 Unconventional Gas Plan

On March 6, 2017, MEyM Resolution No. 46-E/2017 was published, which created the Program for the Encouragement of Investments in the Development of Natural Gas Production from Unconventional Reservoirs (the “Unconventional Gas Plan”) seeking to encourage investments for the production of natural gas through unconventional methods in the Neuquén Basin and effective until December 31, 2021.

To join this program, an investment plan should be submitted for concessions located in the Neuquén Basin producing unconventional natural gas; the program consists of the payment of a compensation to be determined on a monthly basis by multiplying the gas volume sold from the covered concessions by the difference between its minimum price and its actual price (the average volume billed by each company in the domestic market). The minimum price is U$S7.50 per million BTU for the year 2018, and it will later decrease by U$S0.50 per million BTU per year until reaching U$S6.00 per million BTU for the year 2021. Compensations under this program may be collected as from the month following the submission of the application to join the program or the month of January, 2018, whichever is later, and until December 2021. Compensations assessed as indicated above will be payable as follows: 88% to the companies joining the program, and the remaining 12% to the province where the concession covered by the program is located. Compensations will be assessed in U.S. dollars but will be payable in pesos at the exchange rate for sales operations of Banco de la Nación Argentina effective on the last business day of the month corresponding to the production subject to compensation.

On November 2, 2017, MEyM Resolution No. 419/2017 was published in the BO. This resolution amends Resolution No. 46/2017 and classifies concessions into pgilot and developing, with an Initial Production equal to or higher than 500,000 m3/day (monthly average between July 2016 and June 2017). Undeveloped concessions may obtain a guaranteed minimum price for their whole production provided they reach an annual average production equal to or higher than 500,000 m3/day during a twelve-month period by December 31, 2019. Developing concessions may only apply for the benefit for the incremental portion of their Initial Production. The reference price for the incentive will be calculated using the domestic market’s weighted average reported by the MEyM’s Secretariat of Hydrocarbon Resources.

On November 17, 2017, MEyM Resolution No. 447/2017 was published in the BO. This resolution extends the application of the Unconventional Gas Plan created by Resolution No. 46/2017 and amended by Resolution 419/2017 to natural gas production from unconventional reservoirs in the austral basin.

Finally, on January 23, 2018, MEyM Resolution No. 12E/2018 was published, which introduces certain modifications to the Unconventional Gas Plan created by MEyM Resolution No. 46/17, as amended, including an extension of the definition of “Covered Concessions” to include more than one concession in a single Plan provided:

(i)	they are adjacent;
(ii)	they have a jointly-applicable investment plan;
(iii)	they are operated on a joint basis through the use of substantially the same surface facilities;
(iv)	the companies making up the consortium holding such concessions have the same interest percentages in all concessions involved; and
(v)	during the life of the program, any assignment of an interest in the consortium holding any of the concessions making up the Covered Concession should be made jointly and simultaneously with the assignment of a like interest in all the concessions making up such Covered Concession.

The Company has requested the SGE to include the following exploitation projects timely approved by the provincial enforcement authority in the Unconventional Gas Plan: (i) “Río Neuquén”, filed on February 5, 2018, as owner of 33.07% of production, (ii) “El Mangrullo”, filed on July 26, 2018, as operator and owner of 100% of production; and (iii) “Sierra Chata”, filed on July 30, 2018, as operator and owner of 45.55% of production.

However, on January 30, 2019, in a meeting called by the SGE, affected gas producers (including the Company) were informed that no new projects would be approved under the Unconventional Gas Plan, and that the SGE would evaluate a new incentive scheme for the production of unconventional gas during the winter period.

As of the issuance of these financial statements, the SGE has still not issued any resolution or administrative decision in this respect, and the Company has not been formally notified of the rejection of the above-mentioned exploitation projects; notwithstanding that, the Company is currently analyzing the course of action to take and awaiting a new incentive proposal for the winter period.

2.4.2.2 Natural Gas for the Residential Segment and CNG

2.4.2.2.1 Administration of the Priority Demand

In June, 2016, MEyM Res. No. 89/16 was published in the BO, which established the criteria for the standardization of natural gas purchases within the PIST by distribution service providers in order to meet the Priority Demand. Additionally, criteria were established to guarantee the meeting of the Priority Demand through the Emergency Executive Committee (CEE) in case of operational emergencies which may affect its normal supply.

In June, 2017 ENARGAS Resolution No. 4502/17 was published, which approved the procedure for dispatch administration in the CEE. In case the CEE does reach an agreement, ENARGAS will define the supply taking into consideration each producer’s available quantities minus the amounts previously purchased to meet the Priority Demand, with a progressive allocation until matching the proportional quota of each producer/importer in the Priority Demand.

2.4.2.2.2 New Natural Gas Prices within the PIST

In early January, 2018, the extension period set forth by Law No. 27,200 to the public emergency declared in 2002 terminated and, therefore, Law No. 24,076 was reinstated, which provides that the price of natural gas supply agreements will be determined by the free interaction of supply and demand. As a result, on November 29, 2017, with the backing of the MEyM, natural gas distributors executed an agreement with the country’s main natural gas producers, including the Company, effective from January 1, 2018 to December 31, 2018. Prices were differentiated based on the source basin, the user category, and whether the tariff was full or differential, with periodic increases, and ranged from U$S 1/MBTU to U$S 6.5/MBTU.

However, on account of the significant devaluation of the Argentine peso and the impossibility to transfer this new exchange rate on to final users’ tariff schemes, in early October, 2018 this agreement was ineffective and, consequently, prices with gas distributors began to be agreed in the spot market on a daily basis.

Furthermore, ENARGAS Resolutions No. 280-289 and 292/2018 were issued, which established, effective for a six-month period beginning October 1, 2018, the new natural gas final tariffs for SGP, CNG and residential users considering a price for natural gas as input ranging between U$S 1.74/MBTU y U$S 3.98/MBTU, including the differential tariff.

Furthermore, on November 15, 2018 Decree No. 1,053/2018 was issued, which established, on a one-off basis, that the National Government assume the difference between the price of gas purchased by gas distributors and the price of gas recognized in distributors’ final tariffs for the April 2018 – March 2019 period. ENARGAS will determine the net amount, which will be transferred to each Distributor in 30 monthly and consecutive installments as from October 1, 2019 updated using the BNA’s 30-day interest rate; once an installment has been received, Distributors must immediately make the corresponding payments to gas suppliers, and must inform and credit them monthly before the ENARGAS.

As of the issuance of these financial statements, the Company has not still decided whether or not to adhere to the payment procedure established by Decree No. 1,053/18.

Finally, on February 12, 2019, with the publication in the BO of ENARGAS Res. No. 72/19, the methodology for passing the gas price on to tariffs and the general procedure for calculating accumulated daily exchange differences entered into effect. Among other aspects, this methodology contemplates the recognition of prices stipulated in the agreements entered into between distributors and producers and the definition of the exchange rate to be used. Specifically, it provides that the exchange rate to be considered between producers and distributors should be BNA’s average exchange rate for the first 15 days of the month immediately preceding the beginning of each seasonal period or, if lower, the exchange rates stipulated in the agreements.

2.4.2.3 Tender for Firm Gas Supply

SGE Resolution No. 32/19, published in the BO on February 11, 2019, approved the mechanisms for the single price tender for firm gas supply to distributors by producers and IEASA. It also defined commitments for up to 70% of the maximum daily volume for a term of 12 months, with seasonal variations, effective as from April 2019.

From the Southern and Neuquina basin, 14.4 million m3-day were assigned for the summer and 36.1 million m3-day for the winter, at a weighted average price between auctioned offers of U$S 4.62/MBTU. Out of these volumes, 83% corresponded to the Neuquina Basin at a weighted average price of U$S 4.61/MBTU. Pampa took part in this auction.

Furthermore, from the Northwest basin, 3.8 million m3-day were assigned for the summer and 9.4 million m3-day for the winter, at a weighted average price of U$S4.35/MBTU.

2.4.2.4 Acquisition of Natural Gas for Generation

As explained in detail in Note 2.1.9, MINEM Resolution No. 46/18 and MEGSA Circular Letter No. 254/18 established new maximum prices within the PIST for natural gas and a mechanism for online auctions for the acquisition of natural gas by CAMMESA to supply thermal power plants during the September-December 2018 period. On September 6, 2018, CAMMESA’s auction for the stated period took place, and offers for a total 143 million m3 of interruptible gas-day were received with a weighted average PIST price of U$S3.8/MBTU. Pampa took part in this auction.

Later, SGE Resolution No. 70/18 empowered generating, self-generating and co-generating agents to acquire the fuels required for their generation, without making a distinction between liquid fuels, natural gas or other types of fuel.

However, as this is an option granted to the generator, it could be argued that, even if the agreement provides that the supply is an obligation by the generator, in case it opts not to acquire the fuel on its own, CAMMESA should keep supplying the necessary fuel.

It should be pointed out that since the seasonal programming conducted on November 12, 2018, the Company has opted to make use of its self-supply capacity, and has destined a significant part of its natural gas production to its thermal units’ dispatch.

Furthermore, on December 27, 2018, under another CAMMESA auction conducted for the year 2019, offers for a total 222 million m3 interruptible gas-day were received, at seasonal PIST prices with a maximum price of U$S5.2/MBTU and a minimum price of U$S3.2/MBTU for the June-August 2019 period, and with a maximum price of U$S3.7/MBTU and a minimum price of U$S2.2/MBTU for the rest of the year. Pampa took part in this auction.

2.4.2.5 Natural Gas Exports

MEyM Resolution No. 104/2018 and SGE Resolution No. 9/2018, issued on August 21 and September 15, 2018, respectively, established a Procedure for the Authorization of Natural Gas Exports. Authorizations may consist of short-term (up to 1 year) or long-term (1 to 10 years) exports, whether on an interruptible basis or on a firm basis for summer periods (October - April for a term of up to 5 years), or operational exchanges in emergency situations, the security of supply to the Argentine domestic market being a condition in all cases. Furthermore, in the case of projects covered by the Unconventional Gas Plan, exported natural gas may not be computed as part of and/or within the production applicable to such program.

On December 12, 2018, the Company was authorized pursuant to SGE Resolution No. 252/2018 to export natural gas to Chile, on an interruptible basis, from the Río Neuquén and Rincón del Mangrullo areas, to Colbún S.A., at a PIST price of U$S4.2/MBTU, for a maximum volume of 2 million m3-day until November 15, 2019, or until meeting the total maximum quantity equivalent to the authorized daily export volume by the number of days this authorization is effective, whichever occurs first.

Furthermore, on January 22, 2019, the Company was authorized pursuant to SGE Resolution No. 12/2019 to export natural gas to Uruguay, also on an interruptible basis, from the Río Neuquén and Rincón del Mangrullo areas, to the National Administration of Power Stations and Electric Transmissions, at a PIST price of U$S4.01/MBTU, for a maximum volume of 600 million m3-day until May 1, 2019, or until meeting the total maximum quantity equivalent to the authorized daily export volume by the number of days this authorization is effective, whichever occurs first.

It should be pointed out that from September 4, 2018 to December 31, 2020, the application of a natural gas export tax of $ 4 over each exported U$S, with a maximum 12% tax rate, was regulated.

2.5 Gas Transportation

2.5.1. General aspect

TGS’ license has been granted for an original term of 35 years starting December 28, 1992. However, upon termination TGS may request to the ENARGAS a License extension for an additional ten-year period. Upon termination of the License’s life, whether it be 35 or 45 years, the Natural Gas Law requires the call for a new bid for the granting of a new license, where TGS —provided it has substantially met its obligations resulting from the License— will have the option to match the best offer received by the National Government during the bidding process.

2.5.2. TGS’s Tariff situation

2.5.2.1.	Integral Agreement

On March 30, 2017, within the framework of the tariff renegotiation process mentioned above, TGS entered into the Integral Renegotiation Agreement (the “2017 Integral Agreement”). The 2017 Integral Agreement had as background the transitional agreements celebrated in 2008, 2016 and 2017 (the "Transitional Agreements") by which TGS was granted with transitional tariff schedule applicable in order to continue providing the service of natural gas transportation service.

After being approved by the different intervening government agencies and the National Congress, the 2017 Integral Agreement was ratified on March 27, 2018, through PEN Decree No. 250/2018. This decree represents the conclusion of the RTI process and the completion of the 2017 Transitional Agreement, and thus, the final renegotiation of the license after seventeen years of negotiations.

The 2017 Integral Agreement sets the guidelines for the provision of the natural gas transportation service until the end of the License. Among these guidelines:

-	The RTI Process, which will culminate in the signing of the integral agreement, was approved. As a result of this RTI, a new tariff schedule was also approved. This new tariff schedule applicable to the Company determined a total tariff increase of 214.2% and 37%, in the event that it had been granted in a single installment as of April 1, 2017, on the tariff of the natural gas transportation service and the charge of access and use (CAU), respectively.
-	A Five-Year Investment Plan is approved. Resolution 4362 obliged TGS for the execution of the Five-Year Plan, which requires a high level of essential investments for the operation and maintenance of the pipeline system, to provide quality, safe and reliable service. The Five-Year Plan shall be for the period from April 1, 2017 to March 31, 2022 and will amount to Ps. 6,786,543 (valued at December 31, 2016).
-	A non-automatic six-month adjustment mechanism for the natural gas transportation tariff and the investment commitments were approved. This adjustment must be approved by ENARGAS and for its calculation, the evolution of the WPI published by INDEC will be considered.
-	TGS and its shareholders must withdraw any claim against the Government related to the natural gas transportation business, including the arbitration proceedings before the ICSID. The Company desisted from it on June 26, 2018.

As it is mentioned above the tariff increase was granted in 3 installments according to the following resolutions:

-	Effective as of April 1, 2017, 64.2% of the tariff for the natural gas transport service, the CAU not being adjusted, in accordance with the provisions of Resolution No. 4362/2017.
-	Effective as of December 1, 2017, after the issuance of Resolution 120, 81.1% on the tariff for the natural gas transport service and 29.7% on the CAU, which includes the first adjustment by WPI.
-	Effective as of April 1, 2018, an increase of 50% over the tariff for the natural gas transport service and the CAU within the framework of the provisions of Resolution No. 310/2018 issued by the ENARGAS.

In addition, completing the RTI process, prior to the ratification of the 2017 Integral Agreement and within the framework of the Transitional Agreements, the Company received the following tariff increases:

-	Through Resolution ENARGAS I-2852/2014 on April 7, 2014, a staggered increase of 8% was established as of April 1, 2014, from 14% accumulated since 1 June 2014 and 20% accumulated since August 1, 2014.
-	On June 5, 2015, ENARGAS issued Resolution No. I-3347/2015, which complements Resolution I-2852, which approved an increase in the tariffs applicable to the natural gas transportation service from May 1, 2015. This increase represented for TGS a transitional increase of 44.3% in the price of the natural gas transport service and 73.2% in the CAU.
-	Effective since April 1, 2016, an increase of 200.1% on the rates applicable to the public service of Natural Gas Transportation and to the CAU in accordance with the provisions of Resolution No. I-3724/2016 of ENARGAS, which could only be invoiced in full from October 7, 2016 after the ruling issued by the CSJN that determined the nullity of Resolutions N° 28/2016 and 31/2016 (jointly "Resolutions 28 and 31") of the MINEM.

2.5.2.2 Semi-annual tariff increase

This increase is granted within the framework of the semi-annual tariff adjustment of the natural gas transportation service in accordance with the provisions of the RTI process.

In the public hearing held on September 4, 2018, in which the Company requested, based on the variation of the WPI recorded for the period February - August 2018, a tariff increase of approximately 30%. Considering the hearing, on September 27, 2018, ENARGAS issued Resolution No. 265/2018 which determined a 19.7% tariff increase effective as of October 1, 2018.

This increase was determined by ENARGAS based on the simple average of the WPI, the Construction Cost Index for the period February and August 2018 and the Salary Variation Index between December 2017 and June 2018.

It is noteworthy that ENARGAS supported the determination of the aforementioned tariff increase in the provisions of Resolution 4362, which, among other issues, provided that under certain circumstances and macroeconomic conditions, such as the significant devaluation occurred after April 2018, ENARGAS may use other indexes than the WPI to determine the tariff increase. TGS notified ENARGAS its disagreement with respect to the methodology for calculating the semi-annual adjustment.

On February 26, 2019, within the framework of the RTI, a new public hearing took place with the aim of the determination of the biannual tariff increase that will come into effect as of April 1, 2019. As of the date of issuance of these consolidated financial statements, ENARGAS has not issued the corresponding resolution.

2.5.2.3 Non-regulated segments

2.5.2.3.1 Domestic market

The Production and Commercialization of Liquids segment is not subject to regulation by ENARGAS. However, over recent years, the Argentine Government enacted regulations which significantly impacted on it.

GLP domestic sales prices are impacted by the provisions of Law No. 26.020 "Regime of the industry and commercialization of liquefied petroleum gas" and the SRH (former Secretary of Hydrocarbon Resources), that sets forth LPG minimum volumes to be sold in the local market in order to guarantee domestic supply.

In this context, TGS sells the production of propane and butane to fractionators at prices determined semiannually by the SRH. On March 30, 2015, the PEN issued Decree No. 470/2015, regulated by SE Resolution No. 49/2015, which sets a maximum reference price for the members of the marketing chain in order to guarantee the supply to low-income residential user, by committing the GLP producers to supply at a fixed price with a quota assigned to each producer. Additionally, payment of compensation to the participating producers of the Households with Bottles Program was established.

During 2017, the MINEM issued Resolutions No. 56/2017 and No. 287/2017, setting the prices at Ps. 2,568 per ton of butane and $ 2,410/tn of propane as of April 2017 and at $ 4,302/tn of butane and $ 4,290/tn of propane as of December 1, 2017. For 2016 and the first quarter of 2017, the price was set by Resolution No. 70/2015 in $ 650 /tn.

On March 27, 2018, the SRH issued Resolution No. 5/2018, which increases as from April 1, 2018, the price of the products contributed to the Households with Bottles Program to $ 5,416/tn and $ 5,502/tn of butane and propane, respectively. On the other hand, the compensation received from the National Government remained at $550/tn.

Finally, on January 28, 2019, the Energy Government Secretariat issued Resolution No. 15/2019 modifying the price for which the products contributed to the Households with Bottles Program are sold. As of February 1, 2019, the price increased to $ 9.154/tn and $9,042/tn of butane and propane, respectively, eliminating the compensation received by the Argentine government.

In this context, the Company has filed various administrative and judicial claims challenging the general regulations of the program, as well as the administrative acts that determine the volumes of butane that must be sold in the domestic market, in order to safeguard its economic-financial situation and thus, preventing that this situation does not extend over time.

As of December 31, 2018, the Argentine Government owes TGS $ 293 million for these concepts.

In addition, the Company is a party of the Propane Gas Supply Agreement for Induced Propane Gas Distribution Networks ("Propane for Networks Agreement") entered into with the Argentine Government by which it undertakes to supply propane to the domestic market at a lower price to the market. In compensation, the Company receives an economic compensation calculated as the difference between the sales price and the export parity determined by the MINEM.

In 2017, the MINEM issued Resolutions No. 74 and 474 /2017 that stipulate increases in the price of undiluted propane gas destined to the Propane for Networks Agreement as of April 1 and December 1, 2017, respectively. From those dates onwards, the price of undiluted propane gas has been set at $ 1,267/tn and $ 2,832/tn and $ 1,941.20/tn and $ 3,694/tn, respectively, depending on the client to whom the undiluted propane gas is delivered.

Finally, on May 30, 2018, the Company initiated the sixteenth extension by which the methodology for determining the price and volumes for the period April 1, 2018 - December 31, 2019 is established. Additionally, this last extension established the propane sale price to customers under this program.

During 2018 and 2017, the Company received the amount of $ 407 million and $ 383 million, for subsidies for the programs mentioned above, respectively.

2.5.3.2 Foreign market

On September 3, 2018, the Executive Branch issued Decree No. 793/2018, which, between September 4, 2018 and December 31, 2020, sets an export duty of 12% on the exported amount of propane, butane and natural gasoline. This withholding is capped at $4 for each dollar of the tax base or the official FOB price.

2.6 Restructuring of the National Government’s interests in assets and energy sector companies

On November 1, 2017, Decree No. 882/2017 was published, which provides for the restructuring of the National Government’s interests in several energy sector companies and ventures to limit its participation to those works and services which may not be properly undertaken by the private sector.

This Decree instructed the MEyM:

(i)	to take the necessary steps so that EBISA should be merged through absorption into ENARSA, which corporate name will be changed to Integración Energética Argentina S.A. (“IEASA”). As from the pre-merger agreement, IEASA will sell the energy corresponding to Argentina in all binational projects where EBISA takes part;
(ii)	to adopt the necessary measures to sell, or, if applicable, so that IEASA may sell, assign or otherwise transfer to the private sector, certain assets, works and participations, including the Ensenada de Barragán and Brigadier López power plants, pursuant to public bidding processes, preserving the rights stipulated in the applicable corporate and contractual instruments (i.e., preemptive rights).

Furthermore, the MEyM and IEA were authorized to receive in payment the LVFVDs issued pursuant to Resolution No. 406/2003 and other provisions passed by the SE for up to the maximum amounts and under the conditions to be established by the MEyM. The applicable public bodies will take part in the valuations necessary to execute these processes, although the MEyM is authorized to hire private entities to such effect.

In observance of the previous instructions, IEASA launched the national and international public tenders for the sale of Ensenada de Barragán and Brigadier López thermal power plants. The deadline for the presentation of offers is January 31, 2019. The public tender contemplates the transfer of the goodwill and the assignment of certain rights, contracts and staff, as well as the repurchase of part of the liabilities issued by the trusts. Appraisals were made by the National Appraisal Court. Bids should contemplate the payment in cash of 75% of the applicable appraisal. Bids above the minimum price may consist of cash or LVFVDs.

The Company has not submitted any bid under these public tenders.

2.7. Tax reform

On December 29, 2017 the PEN issued Law No. 27,430 that has introduced several modifications in tax treatment, the key components of which are described below:

2.7.1 Income tax

2.7.1.1 Income tax rate

The income tax rate for Argentine companies will be gradually reduced from 35% to 30% for fiscal years beginning as from January 1, 2018 until December 31, 2019, and to 25% for fiscal years beginning as from January 1, 2020.

The effect of the application of the income tax rate changes on deferred tax assets and liabilities pursuant to the above-mentioned tax reform was recognized, based on their expected realization year, in “Income tax rate change” under Income tax and Minimum notional income tax of the Consolidated Statement of Comprehensive Income (Note 10.6).

2.7.1.2 Tax on dividends

The tax on dividends or earnings distributed by, among others, Argentine companies or permanent establishments to individuals, undivided estates or beneficiaries residing abroad is introduced based on the following considerations: (i) dividends resulting from earnings accrued during fiscal years beginning as from January 1, 2018 until December 31, 2019, will be subject to a 7% withholding; and (ii) dividends resulting from earnings accrued during fiscal years beginning as from January 1, 2020 will be subject to a 13% withholding.

Dividends resulting from benefits gained until the fiscal year prior to that beginning on January 1, 2018 will remain subject to the 35% withholding on the amount exceeding the untaxed distributable retained earnings (equalization tax’ transition period) for all beneficiaries.

2.7.1.3 Transfer prices

Controls are established for the import and export of goods through international intermediaries different from the exporter at the point of origin or the importer at destination.

Furthermore, the Act sets out the obligation to provide documentation allowing for the verification of the characteristics of the transaction for the import and export of goods and the export of commodities, in both cases when they are conducted through an international intermediary different from the exporter at the point of origin or the importer at destination.

2.7.1.4 Optional Tax revaluation

The Act provides that Companies may opt to make a tax revaluation of assets located in the country and subject to the generation of taxable earnings existing as of December 31, 2017. The special tax on the revaluation amount depends on the asset, and will amount to 8% for real estate not accounted for as inventories, 15% for real estate accounted for as inventories, and 10 % for personal property and the remaining assets. Once the option is exercised for a certain asset, all assets within the same category should be revalued.

The tax result from the revaluation will not be subject to income tax, and the special tax on the amount of the revaluation will not be deductible from such tax.

Several regulations (Decrees No. 353/2018 and 613/2018 and General Resolution (AFP) No. 4287), have repeatedly postponed the date for exercising this option based on the international context and the greater volatility in financial variables affecting decision-making regarding the exercise of the option. Even though in principle the deadline for exercising this option is February 28, 2019 for companies with fiscal years closing as of December 31, Decree No. 143/19 issued on February 22, 2019 that extended this period by one month, until March 29, 2019.

On March 27, 2019, Pampa and CPB have decided to exercise the above-mentioned option (see Note 23).

2.7.1.5. Adjustment

Law No. 27,430 sets out the following rules for the application of the income tax inflation adjustment mechanism:

i.	a cost adjustment for goods acquired or investments made during fiscal years beginning after January 1, 2018 taking into consideration the variations in the Consumer Price Index: General Level (IPC) published by the National Institute of Statistics and Censuses (INDEC); and
ii.	the application of the comprehensive adjustment provided for by Title VI of the Income Tax Law when variations in the above-mentioned index exceed one hundred percent (100%) over the thirty-six (36) months preceding the closing of the fiscal period to be settled; alternatively, for the first, second and third fiscal year as from its effective date, this proceeding will apply in case the accumulated variation in such price index, calculated from the beginning of the first fiscal year to the closing of each fiscal year, are higher than fifty-five percent (55%), thirty percent (30%) and fifteen percent (15%) for the first, second and third year of application, respectively.

As of the end of fiscal year 2018, an accumulated variation in the price index exceeding the foreseen 55% condition for the application of the comprehensive adjustment in such first fiscal year has not been evidenced. However, the costs of goods acquired during fiscal year 2018 have been adjusted in accordance with the procedure stated in subsection (i).

2.7.2 Value-added tax

Reimbursement of favorable balances from investments.

A procedure is established for the reimbursement of tax credits originated in investments in property, plant and equipment which, after 6 months as from their assessment, have not been absorbed by tax debits generated by the activity.

2.7.3. Fuel tax

Certain modifications are introduced to the fuel tax, incorporating a tax on the emission of carbon dioxide. Tax on Fuels comprises the Tax on Liquid Fuels ("ICL") and the Carbon Dioxide Tax ("IDC"). The reform simplifies the fuel taxation structure, keeping the same tax burden effective prior to the reform.

By means of Law No. 27,430, subsection c) of Section 7 of Chapter I of Title III of Law No. 23,966 was modified, establishing the fuel tax exemption for the transfers of certain taxable products used as raw material in petrochemical processes. Later, Decree No. 501/2018, regulated Law No. 23,966 and established that transfers of virgin naphtha and pyrolysis gasoline are exempted from the fuel tax when are destined to a petrochemical catalytic reform process.

This regulatory modification allowed a significant financial saving for the Company as a consequence of the tax exemption on the purchase of virgin naphtha as raw material.